CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the captions "Financial Highlights", "Service
Providers--Independent Auditors" and "Financial
Statements" and to the use of our report dated
December 3, 1998, which is incorporated by reference in this Registration Statement (Form N-1A No.
333-33365) of SAMCO Fund, Inc.



                                          /s/Ernst & Young LLP
                                          ERNST & YOUNG LLP

New York, New York
January 25, 1999